                                                                    Exhibit 32.2

                             METALINE CONTACT MINES

                            CERTIFICATION PURSUANT TO
                           18 U.S.C. OF SECTION 1350,
                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Metaline Contact Mines (the "Company") on Form 10-QSB for the period ending March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John W. Beasley, Secretary, Treasurer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                            By:   /s/   John W. Beasley
                                                  ------------------------------
                                                  John W. Beasley
                                                  Secretary, Treasurer & Chief
                                                  Financial Officer
                                                  May 15, 2006